Filed Pursuant to Rule 497(e)
1933 Act File No. 333-108229
1940 Act File No. 811-21419
THE HENNESSY FUNDS SELECT SERIES

Original Class Shares

June 4, 2010

Supplement to the Original Class Shares Prospectus dated January 29, 2010

In connection with the adoption of a Shareholder Servicing Agreement, effective as of June 1, 2010, the following sections are modified as follows:

Annual Fund Operating Expenses table and expense Example under the Fund Fees and Expenses section for the Hennessy Select SPARX Japan Fund on page 4:

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.00%
Distribution and Service (12b-1) Fees		None
Other Expenses		0.55%	1
Shareholder Servicing Fee	0.10%
All remaining Other Expenses	0.45%
Acquired Fund Fees and Expenses		0.02%	2
Total Annual Fund Operating Expenses		1.57%

1	Other expenses have been restated to reflect current fees.
2
Acquired Fund Fees and Expenses are not directly borne by the Fund, and they are not reflected in the Fund’s financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights.

EXAMPLE
This Example is intended to help you compare the cost of investing in Original Class shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Original Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$160	$496	$855	$1,867

Annual Fund Operating Expenses table and expense Example under the Fund Fees and Expenses section for the Hennessy Select SPARX Japan Smaller Companies Fund on page 7:

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.20%
Distribution and Service (12b-1) Fees		None
Other Expenses		0.78%	1
Shareholder Servicing Fee	0.10%
All remaining Other Expenses	0.68%
Acquired Fund Fees and Expenses		0.02%	2
Total Annual Fund Operating Expenses		2.00%

1	Other expenses have been restated to reflect current fees.
2
Acquired Fund Fees and Expenses are not directly borne by the Fund, and they are not reflected in the Fund’s financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights.

EXAMPLE
This Example is intended to help you compare the cost of investing in Original Class shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Original Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$203	$627	$1,078	$2,327

Shareholder Servicing Agreement discussion under the Management of the Funds section of the Prospectus on page 12:

Each of the Funds has entered into a Shareholder Servicing Agreement with the Manager.  The Servicing Agreement provides that the Manager will provide administrative support services to each of the Funds consisting of:

•	maintaining an “800” number that current shareholders may call to ask questions about the Fund or their accounts with the Fund;

•	assisting shareholders in processing exchange and redemption requests;

•	assisting shareholders in changing dividend options, account designations and addresses;

•	responding generally to questions of shareholders; and

•	providing such other similar services as the Funds may request.

For such services, each Fund will pay an annual service fee to the Manager equal to 0.10% of its average daily net assets.  Original Class shares are subject to this servicing fee, while Institutional Class shares are not subject to this servicing fee.